OPPENHEIMER CONVERTIBLE SECURITIES FUND

Supplement dated July 1, 2002 to theProspectus
dated April 30, 2002

The Prospectus is changed as follows:
1.	The commission payments to broker-dealers on purchases of Class A shares subject to a contingent deferred sales charge by grandfathered retirement accounts has changed. Therefore, the fourth sentence of the first paragraph under “How Can You Buy Class A Shares? - Class A Contingent Deferred Sales Charge” on page 21 is deleted and replaced with the following sentence: “For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.”

2.	The section captioned “Distribution and Service (12b-1) Plans - Service Plan for Class A Shares” is revised by adding the following after the third sentence in that paragraph: “With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.”

July 1, 2002                                                                                           PS0345.018